UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 28, 2025

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 28, 2025, CaliberCos Inc. (the “Company” or “Caliber”) issued a press release announcing that its Board of Directors has approved the adoption of a Digital Asset Treasury Strategy and a Digital Asset Treasury Policy. Under this strategy and policy, the Company may allocate a portion of its treasury funds to acquire cryptocurrency, specifically LINK tokens, which support the Chainlink protocol, and to engage in activities related to the management of and the maximization of returns from such digital asset holdings. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On August 28, 2025, the Board of Directors of the Company approved the adoption of a Digital Asset Treasury Strategy and Digital Asset Treasury Policy. Further to the treasury policy, the principal holding in the Company's treasury reserve on its balance sheet will be allocated to digital assets, starting with Chainlink (LINK) by applying a public-market treasury model to an asset that’s earlier in its lifecycle, structurally reflexive, and vastly underexposed as compared to Bitcoins.

The Company will explore acquiring Chainlink validators and aims to acquire and stake LINK through them. The validator business seeks to acquire outside stake and use the corresponding revenue to acquire more LINK. Validators are blockchain nodes on the network with core functions including validating transactions and maintaining network consensus. To operate a validator on Chainlink, one must commit or ‘stake’ a certain amount of LINK. In return, validator operators are rewarded with more LINK tokens.

Under the aforementioned treasury policy, the Company may use available liquidity, including proceeds from its previously disclosed Equity Line of Credit (“ELOC”) facility, to purchase cryptocurrency.

The Company’s ELOC facility was previously disclosed in its filings with the Securities and Exchange Commission and remain in effect; a prospectus supplement with respect to the ELOC facility has been filed indicating that including a portion of the proceeds from the ELOC facility the Company receives may be used for the acquisition of digital assets, starting with LINK.

The Company will continue operating its existing core operating business in addition to its focus on the aforementioned treasury policy.

Risk Factors

The Company’s adoption of a Digital Asset Treasury Strategy and Digital Asset Treasury Policy involves a number of risks and uncertainties, including, but not limited to, the following:

Risks Related to Our Business and LINK Strategy

Our financial results and the market price of our common stock may be affected by the prices of LINK.

As part of our capital allocation strategy, we plan to invest in LINK. The price of LINK has historically been subject to dramatic price fluctuations and is highly volatile. Any decrease in the fair value of LINK below our carrying value could require us to incur a loss due to the decrease in fair market value, and such a charge could be material to our financial results for the applicable reporting period, which may create significant volatility in our reported earnings. Any decrease in reported earnings or increased volatility of such earnings could have a material adverse effect on the market price of our Class A common stock. In addition, if investors view the value of our Class A common stock as dependent upon or linked to the value or change in the value of our LINK holdings, the price of LINK may significantly influence the market price of our Class A common stock.

Our share price has in the past and may in the future fluctuate substantially.

The market price of our Class A common stock has in the past and could in the future be extremely volatile. From the date of our initial public offering in May 2023 to August 26, 2025, the high and low prices of our Class A common stock as quoted on the Nasdaq Capital Market were $13.00 and $1.71, respectively. The future market price of our Class A common stock may be significantly affected by many risk factors listed in this section, and others beyond our control, including:

•actual or anticipated fluctuations in our financial condition and operating results, including fluctuations in our quarterly and annual results;

•overall conditions in our industry and the markets in which we operate or in the economy as a whole;

•changes in laws or regulations applicable to our operations;

•actual or anticipated changes in our growth rate relative to our competitors;

•announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•additions or departures of key personnel;

•issuance of new or updated research or reports by securities analysts;

•fluctuations in the valuation of companies perceived by investors to be comparable to us;

•litigation matters;

•announcement or expectation of additional financing efforts;

•sales of our Class A common stock by us or our stockholders;

•share price and volume fluctuations attributable to inconsistent trading volume levels of our shares;

•the expiration of contractual lock-up agreements with our executive officers, directors and stockholders; and

•general economic and market conditions.

In addition, the market price for our Class A common stock may be influenced by many factors related to the Chainlink protocol and our use of LINK as a treasury asset, including: our LINK treasury strategy; developments in the Chainlink ecosystem; regulatory or legal developments in the United States and other countries related to digital assets and blockchain; variations in our financial results or those of companies that are perceived to be similar to us that also have a digital asset treasury strategy; and general economic, industry and market conditions in the cryptocurrency industry.

Furthermore, the stock markets have experienced price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political, and market conditions such as recessions, interest rate changes or international currency fluctuations, may negatively impact the market price of our Class A common stock. In the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

Our LINK holdings are less liquid than our existing cash and cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.

Historically, crypto markets have been characterized by significant volatility in price, limited liquidity and trading volumes compared to sovereign currencies markets, relative anonymity, a developing regulatory landscape, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges, and various other risks inherent in their entirely electronic, virtual form and decentralized network. During times of market instability, we may not be able to sell our LINK at favorable prices or at all. Further, we hold LINK with centralized custodians and transact with trade execution partners. These entities do not have the same protections as are available to cash or securities deposited with or transacted by institutions subject to regulation. If a custodian were to become insolvent, it is possible that we face delays or difficulties obtaining our LINK, or may not be able to obtain all of the LINK that we had deposited with the custodian. We may also be unable to enter into term loans or other capital raising transactions collateralized by our unencumbered LINK or otherwise generate funds using our LINK, especially during times of market instability or when the price of LINK has declined significantly.

We have not previously implemented a digital asset treasury reserve policy, and our policy has not been tested.

Our Treasury Reserve Policy is new and untested. There can be no assurance that the policy will achieve its intended objectives or that our digital asset acquisition strategy will be successful. If the price of LINK were to decrease or our digital asset acquisition strategy otherwise proves unsuccessful, our financial condition, results of operations, and the market price of our Class A common stock could be materially adversely impacted. Some investors and other market participants may disagree with our digital asset acquisition strategy or actions we undertake to implement it.

We may experience delays in implementing our Treasury Reserve Policy if we are unable to enter into appropriate custodial arrangements.

While we intend to hold substantially all of our LINK in custody accounts at a U.S.-based, institutional-grade custodian, as of the date hereof, we may not have entered into a custodial arrangement. In the event that we are not able to enter into such a custodial arrangement prior to or shortly following the adoption of our Treasury Reserve Policy, the development and implementation of our policy could be delayed, which could cause a material adverse effect on our business, prospects, and market price of our Class A common stock. Until such time as we enter into a custodial arrangement, we may be required to hold proceeds intended for LINK purchases as cash or cash management instruments.

If we were deemed to be an “investment company” under Investment Company Act of 1940, as amended (the “Investment Company Act”), the applicable restrictions could make it impractical for us to continue our businesses as conducted and could have a material adverse effect on our businesses.

An entity will generally be deemed to be an “investment company” for purposes of the Investment Company Act if:

•it is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities; or

•absent an applicable exemption, it owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

With respect to our existing core operating business, our exemptions from the registration requirements of an investment company under the Investment Company Act are threefold:

•Our parent company does not meet the asset test component of the definition of “investment company” under the Investment Company Act as summarized above;

•Our investment subsidiaries qualify under the exemption afforded by Section 3(c)(5)(C) of the Investment Company Act; and

•Our intermediate subsidiaries qualify under the exemption afforded by Section 3(c)(6) of the Investment Company Act.

With respect to our core operating business, we are engaged primarily in the business of investing in and providing services for real estate and real estate-related assets and not primarily in the business of investing, reinvesting, or trading in securities. We hold ourselves out as a vertically integrated alternative asset management firm and do not propose to engage primarily in the business of investing, reinvesting or trading in securities. Accordingly, we do not believe that we are required to register as an investment company for purposes of the Investment Company Act. Furthermore, with respect to our core operating business, we have no material assets other than interests in certain wholly owned subsidiaries (within the meaning of the Investment Company Act), which in turn will have either direct interests in real estate assets or limited liability company member or limited partner partnership interests in affiliated funds. We do not believe that, based on current rules and interpretations, the equity interests in our wholly owned subsidiaries or the limited liability company member interests consolidated, or unconsolidated affiliated funds qualify as investment securities under the Investment Company Act.

With respect to our digital asset treasury reserve policy, LINK and other digital assets are relatively novel and the application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects the price of LINK. The U.S. federal government, states, regulatory agencies, and foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact the price of LINK or the ability of individuals or institutions such as us to own or transfer LINK. If LINK is determined to constitute a security for purposes of the federal securities laws, the additional regulatory restrictions imposed by such a determination could adversely affect the market price of LINK and, in turn, adversely affect the market price of our Class A common stock. If LINK is determined to be an investment security under the Investment Company Act of 1940, as amended (the “1940 Act”), we may need to take steps to reduce our holdings of LINK as a percentage of our total assets, which may include selling LINK that we might otherwise hold for the long term and deploying our cash in assets that are not considered to be investment securities under the 1940 Act. In addition, such a determination could adversely affect the market price of LINK and in turn adversely affect the market price of our Class A common stock. Any of these actions could have a material adverse effect on our results of operations and financial condition.

The Investment Company Act and the rules thereunder contain detailed parameters for the organization and operation of investment companies. We intend to conduct our operations so that we will not be deemed to be an investment company under the Investment Company Act. If anything were to happen that would cause us to be deemed to be an investment company under the Investment Company Act and if we are not able to come within an available exemption or exclusion under the Investment Company Act, then we would have to register as an investment company and this would could make it impractical for us to continue our businesses as currently conducted, and could have a material adverse effect on our businesses, financial condition and results of operations. In addition, we may be required to limit the amount of investments that we make as a principal or otherwise conduct our businesses in a manner that does not subject us to the registration and other requirements of the Investment Company Act.

We are not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

This means, among other things, that the execution of or changes to our Digital Asset Treasury Policy or our LINK strategy, our use of leverage, the manner in which our LINK is custodied, our ability to engage in transactions with affiliated parties and our operating and investment activities generally are not subject to the extensive legal and regulatory requirements and prohibitions that apply to regulated investment vehicles. As a result, investors in our company may be exposed to greater volatility, concentration risk and governance discretion than they would be if we were subject to the protections afforded to regulated investment vehicles.

We may be subject to additional tax liability if regulation or policy changes adversely affect the tax treatment of rewards from staking LINK.

The U.S. federal income tax treatment of rewards from staking digital assets such as LINK remains uncertain and is currently under the subject of debate and regulatory attention. If regulation or policy changes, or the interpretation or enforcement thereof, results in adverse tax treatment of rewards from staking LINK, we could be subject to increased audits by the IRS and additional tax liabilities.

We may face operational, technological, and security risks related to our LINK holdings.

Substantially all of the LINK we own will be held in custody accounts at U.S.-based institutional-grade digital asset custodians. Security breaches and cyberattacks are of particular concern with respect to our LINK. A successful security breach or cyberattack could result in a partial or total loss of our LINK in a manner that may not be covered by insurance or the liability provisions of the custody agreements with the custodians who hold our LINK. In addition, the implementation and management of our Digital Asset Treasury Strategy may require new systems, controls, and expertise, and may expose us to operational risks not previously encountered, including risks related to blockchain technology, smart contracts, and network outages.

The irreversibility of digital asset transactions exposes us to risks of theft, loss and human error, which could negatively impact our business.

Digital asset transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the transaction or, in theory, control or consent of a majority of the processing power on that digital asset network. Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of digital assets or a theft of digital assets generally will not be reversible, and we may not be capable of seeking compensation for any such transfer or theft.

The change in use of proceeds from our ELOC facility to include digital asset acquisitions may increase risk and reduce liquidity.

The Company’s use of proceeds from its ELOC facility may now include the acquisition of digital assets, which are subject to the risks described above. Investors should be aware that funds previously expected to be used for general corporate purposes, working capital, or other traditional uses may now be allocated to the purchase of LINK and other digital assets, which may not provide the same liquidity or risk profile as cash or cash equivalents.

Our Treasury Reserve Policy exposes us to risk of non-performance by counterparties.

Our Treasury Reserve Policy exposes us to the risk of non-performance by counterparties, whether contractual or otherwise. Risk of non-performance includes inability or refusal of a counterparty to perform because of a deterioration in the counterparty’s financial condition and liquidity or for any other reason. For example, our execution partners, custodians, or other counterparties might fail to perform in accordance with the terms of our agreements with them, which could result in a loss of LINK, a loss of the opportunity to generate funds, or other losses.

Our Digital Asset Treasury Strategy could create complications with third party service providers, such as insurance companies, banking entities and auditors, which could have a materially adverse impact on our business.

Our Digital Asset Treasury Strategy could create complications with third party service providers that may place a high risk on companies engaging in such a strategy. For example, third-party service providers may refuse to enter into commercially acceptable contracts with us and other companies that engage in similar treasury strategies with digital assets. This could have a number of adverse impacts on the operation of our business, including increased costs or loss of access to insurance, banking, or audit services.

Technological obsolescence and competition could adversely affect the value of LINK.

The digital asset ecosystem is characterized by rapid technological innovation, short development cycles, and intense competition among blockchain protocols and related infrastructure providers. If the Chainlink protocol is unable to evolve to address increased competition or if new technologies are adopted in place of Chainlink, the value of LINK could decline, adversely affecting our financial condition and results of operations.

The emergence or growth of other digital assets, including those with significant private or public sector backing, could have a negative impact on the price of LINK and, consequently, adversely affect the market price of our Class A common stock.

The emergence or growth of digital assets other than LINK may have a material adverse effect on our financial condition. If the mechanisms for validating transactions in other digital assets are perceived as superior to those used by the Chainlink protocol, those digital assets could gain market share relative to LINK.

The due diligence procedures conducted by us and our liquidity providers to mitigate transaction risk may fail to prevent transactions with a sanctioned entity.

We will execute trades through U.S.-based liquidity providers, and rely on these third parties to implement controls and procedures to mitigate the risk of transacting with sanctioned entities. There is no guarantee that these procedures will be effective, and if we are found to have transacted in LINK with bad actors or sanctioned persons, we may be subject to regulatory proceedings and restrictions.

The launch of central bank digital currencies (“CBDCs”) may adversely impact our business.

The introduction of a government-issued digital currency could eliminate or reduce the need or demand for private-sector issued crypto currencies, or significantly limit their utility. National governments around the world could introduce CBDCs, which could in turn limit the size of the market opportunity for LINK and other digital assets.

Intellectual property disputes related to the open-source structure of digital asset networks expose us to risks related to software development, security vulnerabilities and potential disruptions to digital asset technology could threaten our ability to operate.

Digital asset networks are typically open-source projects and, although there may be an influential group of leaders in the network community, generally there is often no official developer or group of developers that formally controls the digital asset network. Without guaranteed financial incentives, there may be insufficient resources to address emerging issues, upgrade security or implement necessary improvements to the network in a timely manner. If the digital asset network’s software is not properly maintained or developed, it could become vulnerable to security threats, operational inefficiencies and reduced trust, all of which could negatively impact the digital assets’ long-term viability and our business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated August 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: August 28, 2025
	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chief Executive Officer